UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2006

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01		23-2215075
(Commission File Number)		(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA		19512
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

On January 24, 2006, National Penn Bancshares, Inc. issued a press release reporting on its results of operations for the quarter and year ended December 31, 2005. This press release is furnished in this report, pursuant to this Item 2.02, Item 7.01 and Item 8.01, as Exhibit 99.1 and is incorporated herein by reference. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

The response to Item 2.02 is incorporated by reference into this Item 7.01.

Section 8 - Other Events

Item 8.01 Other Events

The response to Item 2.02 is incorporated by reference into this Item 8.01.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(c)	Exhibits

	99.1	National Penn Bancshares, Inc. Press Release dated January 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	January 24, 2006	By:	/s/ Wayne R. Weidner
			Name:	Wayne R. Weidner
			Title:	Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 24, 2006, of National Penn Bancshares, Inc. (furnished pursuant to Items 2.02, 7.01 and 8.01 hereof).